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                                                                   EXHIBIT 10.21

               Amendment Number One to Loan and Security Agreement

                             AMENDMENT NUMBER ONE TO
                           LOAN AND SECURITY AGREEMENT
                                   AND WAIVER

     THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT AND WAIVER, dated as of December 22, 1999 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of July 16, 1999 (as amended from time to time, the "Loan Agreement"), among MULTIMEDIA GAMES, INC., a Texas corporation, MEGABINGO, INC., a Delaware corporation, and MULTIMEDIA CREATIVE SERVICES, INC., a Delaware corporation (collectively the "Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                    RECITALS

     WHEREAS, Borrower and Coast wish to amend and waive certain provisions of the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

     NOW, THEREFORE, the parties hereto agree as follows:

                              AMENDMENT AND WAIVER

     Section 1. Waiver Regarding NGI Lawsuit, Judgment and Settlement Agreement. In reference to the lawsuit and claims between Borrower and Network Gaming, Inc. ("NGI") and the judgment in favor of NGI (the "Judgment") all as addressed by the settlement agreement attached hereto (the "Settlement Agreement"), Coast hereby agrees that the Judgment and the execution and delivery by Borrower of the Settlement Agreement shall not constitute an Event of Default under the Loan Agreement. Such agreement by Coast shall not prevent Coast from declaring an Event of Default in the future if Borrower shall in the future breach any of its obligations to Coast under the Loan Agreement or otherwise due in whole or in part to Borrower's performance of its obligations to NGI under the Settlement Agreement (e.g., a payment by Borrower to NGI under the Settlement Agreement results in Borrower failing to maintain the Tangible Net Worth required under the Loan Agreement). Furthermore, any breach by Borrower of NGI of the obligations of either of them under the Settlement Agreement shall constitute an Event of Default under the Loan Agreement.

     Section 2. Waiver and Amendment of Section 8.1-1 of the Schedule to the Loan Agreement. Borrower's compliance with Section 8.1-1 of the Schedule to the Loan Agreement is hereby waived

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for the month ending September 30, 1999, and such Section is hereby amended, effective as of the month ending November 30, 1999, as follows:

          1.   Tangible Net Worth Covenant

               Commencing with the month ending November 30, 1999, and monthly thereafter, Borrower shall maintain a Tangible Net Worth of not less than Seven Million Five Hundred Thousand Dollars ($7,500,000), increased quarterly (commencing with the quarter ending December 31, 1999) by eighty percent (80%) of Borrower's after tax net income for such quarter.

     Section 3. Amendment of Section 9.2 of the Schedule to the Loan Agreement.
Section 9.2 of the Schedule to the Loan Agreement is hereby deleted in its entirety and replaced by the following:

          Section 9.2 Early Termination Fee: An amount equal to five percent (5%) of the Maximum Dollar Amount (as defined in the Schedule), if termination occurs on or before July 31, 2000, four percent (4%) of the Maximum Dollar Amount, if termination occurs after July 31, 2000, and on or before July 31, 2001; and three percent (3%) of the Maximum Dollar Amount, if termination occurs after July 31, 2001; provided, however, prior to the Maturity Date and absent an Event of Default, if Borrower is able to obtain a credit facility from another lender with a credit limit in excess of the Maximum Dollar Amount, then the Early Termination Fee referenced above shall be reduced by one half.

     Section 4. Condition Precedent. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of (i) this Amendment executed by Borrower; (ii) the fully executed Settlement Agreement; (iii) a Subordination Agreement executed by NGI in the form attached to the Settlement Agreement; and
(iv) payment by Borrower of a $100,000 modification fee.

     Section 5. Entire Agreement. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

     Section 6. Conflicting Terms. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respect, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

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     Section 7. Miscellaneous. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken, together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                       BORROWER:

                                       MULTIMEDIA GAMES, INC.,
                                       a Texas Corporation


                                       By:
                                           ---------------------------------
                                           Chairman of the Board


                                       By:
                                           ---------------------------------
                                           Secretary or Ass't Secretary

                                       MEGABINGO, INC.,
                                       a Delaware Corporation


                                       By:
                                           ---------------------------------
                                           Chairman of the Board


                                       By:
                                           ---------------------------------
                                           Secretary or Ass't Secretary

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                            REAFFIRMATION OF GUARANTY

     The undersigned has executed a Continuing Guaranty ("Guaranty") in favor of Coast Business Credit, a division of Southern Pacific Bank, a California corporation ("Coast") respecting the obligations of MULTIMEDIA GAMES, INC., a Texas corporation, MEGABINGO, INC., a Delaware corporation, and MULTIMEDIA CREATIVE SERVICES, INC., a Delaware corporation (collectively the "Borrower") owing to Coast. The undersigned acknowledges the terms of Amendment Number One to Loan and Security Agreement, dated December 22, 1999, and reaffirms and agrees that (a) his Guaranty remains in full force and effect, (b) nothing in such Guaranty obligates Coast to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Guaranty, and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of the reaffirmation.

Dated: December 22, 1999


                                       -------------------------------
                                       Mr. Gordon Graves

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